UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 3, 2014

INGREDION INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-13397	22-3514823
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

5 Westbrook Corporate Center, Westchester, Illinois	60154-5749
(Address of Principal Executive Offices)	(Zip Code)

(708) 551-2600

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers, Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  Action with respect to Certain Compensatory Plans.

On February 4, 2014 the Compensation Committee (the Committee”) of the Board of Directors of Ingredion Incorporated (the “Company”) took certain actions relating to compensatory plans in which the Company’s “named executive officers” participate.  The actions relating to compensation of Ilene S. Gordon, the Company’s principal executive officer, were recommended by the Committee to the Company’s independent, outside, non-employee directors who approved those actions on February 4, 2014.  For purposes of this Report on Form 8-K such “named executive officers” consist of the Company’s principal executive officer, principal financial officer and the other executive officers for whom disclosure was required in the Company’s most recent filing with the Securities and Exchange Commission that required disclosure pursuant to Item 402(c) of Regulation S-K.  One of the named executive officers, Julio dos Reis retired on December 31, 2013 and another of the named executive officers, Cheryl K. Beebe, will retire on February 8, 2014.

Approval of Cash Incentive Bonuses for 2013 under Annual Incentive Plan

The Committee approved annual cash bonuses earned in 2013 for the Company’s named executive officers (the “2013 AIP Bonuses”).  The 2013 AIP Bonuses were earned based upon the achievement of performance goals established by the Committee in early 2013.

The 2013 AIP Bonuses approved for the named executive officers were as follow:

Ilene S. Gordon	$1,051,000
Cheryl K. Beebe	$372,000
Jack C. Fortnum	$342,000
James P. Zallie	$279,000
Julio dos Reis	$196,000

Setting of Performance Criteria for Cash Bonuses for 2014 under Annual Incentive Plan

The Committee established the performance criteria applicable for cash incentives that certain employees are eligible to earn for 2014 under the Company’s Annual Incentive Plan (“2014 AIP Bonuses”).  Participants are eligible to earn bonuses for 2014 ranging from 0% to 200% of target depending on whether and to what extent the goals established by the Committee are attained.

2014 AIP Bonuses for Ilene S. Gordon, Jack C. Fortnum, and James P. Zallie will be determined on the basis of goals for total Company operating income plus depreciation and amortization (“EBITDA”) (60%), total Company operating working capital net of margin accounts (15%) and personal objectives (25%), in each case as approved by the Committee.  Cheryl K. Beebe who retired as Chief Financial Officer on January 6, 2014 and will retire from the Company on February 8, 2014, and Julio dos Reis, who retired from the Company on December 31, 2013, were not awarded 2014 AIP Bonuses.

Approval of Common Stock Earned with Respect to 2011 Performance Shares

The Committee also approved the number of shares of the Company’s common stock (“Common Stock”) earned with respect to performance shares awarded under the Stock Incentive Plan in February 2011 (“2011 Performance Shares”).  The 2011 Performance Shares were earned based upon goals established by the Committee for a three-year cycle beginning on January 1, 2011 and ending on December 31, 2013.

The shares of Common Stock approved as earned with respect to 2011 Performance Shares for the named executive officers were as follow:

Ilene S. Gordon	36,549
Cheryl K. Beebe	8,886
Jack C. Fortnum	8,600
James P. Zallie	7,310
Julio dos Reis	4,157

Award of Performance Shares under Stock Incentive Plan

The Committee also approved the award of target performance shares (“2014 Performance Shares”) to certain executive officers, including the named executive officers, under the Company’s Stock Incentive Plan.  The Performance Shares may be settled only in shares of the Company’s common stock (“Common Stock”).  The number of shares of Common Stock, if any, that recipients of 2014 Performance Share awards will receive in relation to such awards will be based upon the extent to which the Company attains the total shareholder return (“TSR”) goal (as measured against a peer-group of 20 companies) for the three-year cycle beginning on January 1, 2014 and ending on December 31, 2016, as approved by the Committee.  Incentives will be earned based upon the following table:

TSR Percentile Ranking	Percent of Target Performance Share Award Earned
> 80th	200	% (maximum)
70th	150%
55th	100%
50th	75%
40th	50	% (threshold)
< 40th	0%

The target awards to the named executive officers were as follow:

Executive Officer	Shares

Ilene S. Gordon	30,500
Jack C. Fortnum	6,500
James P. Zallie	5,600

A form of the Performance Plan Award Agreement used to document Performance Share awards made to named executive officers under the Company’s Stock Incentive Plan is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Cheryl K. Beebe and Julio dos Reis, who have retired from the Company, were not awarded 2014 Performance Shares.

Award of Stock Options under Stock Incentive Plan

The Committee also approved the award of stock options to certain executive officers, including the named executive officers. The stock options have an exercise price of $59.58 per share (the closing price on February 4, 2014), will vest in three equal installments on February 4, 2015, 2016 and 2017 and will remain exercisable until February 3, 2024. The stock option awards to the named executive officers were as follow:

Shares
Subject to
Executive Officer	Options

Ilene S. Gordon	160,400
Jack C. Fortnum	33,900
James P. Zallie	29,300

A form of the Stock Option Award Agreement used to document grants of stock options to named executive officers under the Company’s Stock Incentive Plan is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Cheryl K. Beebe and Julio dos Reis, who have retired from the Company, were not awarded stock options.

Award of Restricted Stock Units under Stock Incentive Plan

The Committee also approved the award of restricted stock units (“RSUs”) to certain executive officers, including the named executive officers, under the Company’s Stock Incentive Plan.  The RSUs may be settled only in shares of Common Stock (one share per RSU) and will vest on February 4, 2017.  In the event of termination of employment due to death, disability or retirement (defined as age 55 and 10 years of service or age 62 and 5 years of service or age 65), the RSUs will vest on a pro-rata basis using the number of full months employed during the thirty-six month vesting period.  The RSU awards to the named executive officers were as follow:

Executive Officer	RSUs

Ilene S. Gordon	21,800
Jack C. Fortnum	4,600
James P. Zallie	4,000

A form of the Restricted Stock Units Award Agreement used to document grants of restricted stock units to named executive officers under the Company’s Stock Incentive Plan is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Cheryl K. Beebe, who will retire on February 8, and Julio dos Reis, who has retired, were not awarded RSUs.

Retirement under the Stock Incentive Plan

Under the Stock Incentive Plan, unless otherwise specified in an award agreement, non-qualified options and stock appreciation rights remain exercisable for the original term of the award in the event of death, disability or retirement at age 55 with 10 years of service with the Company (to the extent that the options or stock appreciation rights were exercisable on the date of termination of employment).  On February 4, 2014, the Board of Directors of the Company amended the Stock Incentive Plan to provide for the same treatment in the event of retirement at age 65 or at age 62 with 5 years of service.  Corresponding changes were made with respect to the exercise of the Committee’s discretion with respect to restricted stock awards, restricted stock unit awards and performance share awards.

Retirement of Cheryl K. Beebe

On February 3, 2014 the Compensation Committee of the Board of Directors acted to:

•                                         accelerate to February 8, 2014 vesting of 6,400 stock options awarded on February 7, 2012 and 12,067 stock options granted on February 5, 2013 under the Company’s Stock Incentive Plan to Ms. Beebe;

•                                         accelerate to February 8, 2014 vesting of 1,560 restricted stock units awarded on February 7, 2012 and 2,661restricted stock units granted on February 5, 2013 under the Company’s Stock Incentive Plan to Ms. Beebe;

•                                         provide that Ms. Beebe will earn pro-rata portions of the 6,300 performance shares granted to her February 7, 2012 and the 5,500 performance shares granted to her February 5, 2013 to the extent the performance shares granted to executive officers of the Company on February 7, 2012 and February 5, 2013 are otherwise earned.  Shares so earned will be delivered to Ms. Beebe when and if shares are delivered to other executive officers granted performance shares under the Stock Incentive Plan on February 7, 2012 and February 5, 2013.

The Company has agreed to sell to Ms. Beebe the 2012 BMW 535XI currently leased by the Company for Ms. Beebe for $19,807 (50% of the car’s depreciated value).

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

10.1        Form of Performance Share Award Agreement for use in connection with awards under the Stock Incentive Plan.

10.2        Form of Stock Option Award Agreement for use in connection with awards under the Stock Incentive Plan.

10.3        Form of Restricted Stock Units Award Agreement for use in connection with awards under the Stock Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGREDION INCOPORPORATED

Date: February 7, 2014	By:	/s/ Jack C. Fortnum
Jack C. Fortnum
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

10.1	Form of Performance Share Award Agreement for use in connection with awards under the Stock Incentive Plan.

10.2	Form of Stock Option Award Agreement for use in connection with awards under the Stock Incentive Plan.

10.3	Form of Restricted Stock Units Award Agreement for use in connection with awards under the Stock Incentive Plan.